EXHIBIT 99.1

August 6, 2024

Iterum Therapeutics Announces Expiration and Results of Rights Offering

DUBLIN and CHICAGO, August 6, 2024 (GLOBE NEWSWIRE) – Iterum Therapeutics plc (Nasdaq: ITRM) (the “Company”), a clinical-stage pharmaceutical company focused on developing next generation oral and IV antibiotics to treat infections caused by multi-drug resistant pathogens in both community and hospital settings, today announced that the subscription period of its previously announced rights offering (the “Rights Offering”) expired at 5:00 p.m., Eastern Time, on August 6, 2024. As previously disclosed, the Company distributed, at no charge, subscription rights to the Company’s shareholders and holders of warrants that had contractual rights to participate in the Rights Offering which were not waived (each, an “eligible warrant holder” and collectively, the “eligible warrant holders”) as of 5:00 p.m., Eastern Time, on July 16, 2024 (the “Record Date”).

The Company distributed an aggregate of 17,007,601 non-transferable subscription rights to purchase an aggregate of 8,503,800 units (“Units”) at a subscription price of $1.21 per whole Unit, consisting of (a) one ordinary share, (b) a warrant to purchase 0.50 ordinary shares, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration one year from the date of issuance (the “1-year warrants”) and (c) a warrant to purchase one ordinary share, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration five years from the date of issuance (the “5-year warrants” and, together with the 1-year warrants, the “warrants”). Each shareholder and holder of eligible warrants received one subscription right for every ordinary share owned and every ordinary share issuable upon exercise of eligible warrants at 5:00 p.m., Eastern Time, on the Record Date. Each subscription right entitled its holder to purchase 0.50 Units, at a subscription price of $0.605 per 0.50 Units (the “Subscription Price”), consisting of (i) 0.50 ordinary shares, (ii) a 1-year warrant to purchase 0.25 ordinary shares and (iii) a 5-year warrant to purchase 0.50 ordinary shares, which the Company refers to as the “basic subscription right.”

Holders who fully exercised their basic subscription rights were entitled to exercise an over-subscription privilege to subscribe for and purchase, at the Subscription Price, additional Units that remain unsubscribed as a result of unexercised basic subscription rights (the “over-subscription privilege”), subject to proration and share ownership limitations.

During the Rights Offering, rights holders validly subscribed for 6,121,965 Units at the Subscription Price. Subscription rights that were not properly exercised by 5:00 p.m., Eastern Time, on August 6, 2024, expired and may no longer be exercised. As sufficient Units were available after the expiration of the subscription period to satisfy all over-subscription privilege requests, the Company honored all over-subscription privilege requests in full. A total of 5,091,550 Units were validly exercised pursuant to the over-subscription privilege. The Company expects to deliver the ordinary shares underlying the Units purchased in the Rights Offering to rights holders on or about August 9, 2024, and expects to deliver the 1-year warrants and 5-year warrants comprising the Units purchased in the Rights Offering to the warrant agent on or about August 9, 2024.

Based on these results, the Company estimates that it will receive aggregate gross proceeds of approximately $7.4 million, not including estimated expenses relating to the Rights Offering and payable by the Company of approximately $1.1 million.

Maxim Group LLC acted as dealer-manager for the Rights Offering. Questions about the Rights Offering may be directed to Maxim Group LLC, the dealer-manager for the Rights Offering, at 300 Park Avenue, New York, NY 10022, Attention Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3745.

A registration statement on Form S-1 (File No. 333-280045) (as amended, the “Registration Statement”) relating to the Rights Offering has been filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The Rights Offering was made only by means of a prospectus, copies of which were delivered to shareholders and eligible warrant holders of record as of 5:00 p.m., Eastern Time, on the Record Date. A copy of the Registration Statement and the final prospectus can also be accessed through the SEC’s website at www.sec.gov or be obtained from the information agent for the Rights Offering, Georgeson LLC, by calling (866) 920-4401 (toll free in the U.S. and Canada) or (781) 896-6947 (for calls outside the U.S. and Canada).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any Units, ordinary shares, warrants or any other securities, nor will there be any sale of Units, ordinary shares, warrants or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction, including under the sanctions laws and regulations of the European Union or the United States of America.

About Iterum Therapeutics plc

Iterum Therapeutics plc is a clinical-stage pharmaceutical company dedicated to developing differentiated anti-infectives aimed at combatting the global crisis of multi-drug resistant pathogens to significantly improve the lives of people affected by serious and life-threatening diseases around the world. Iterum Therapeutics is advancing the development of its first compound, sulopenem, a novel penem anti-infective compound, with an oral formulation and IV formulation. Sulopenem has demonstrated potent in vitro activity against a wide variety of gram-negative, gram-positive and anaerobic bacteria resistant to other antibiotics. Iterum Therapeutics has submitted an NDA for oral sulopenem for the treatment of uncomplicated urinary tract infections in adult women, which has been accepted for review by the U.S. Food and Drug Administration and has received Qualified Infectious Disease Product (QIDP) and Fast Track designations for its oral and IV formulations of sulopenem in seven indications.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s plans, strategies and prospects for its business, including the development, therapeutic and market potential of sulopenem, the estimated net proceeds and completion of the Rights Offering. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including whether the conditions for the closing of the Rights Offering will be satisfied, the uncertainties inherent in the initiation and conduct of clinical and non-clinical development, changes in regulatory requirements or decisions of regulatory authorities, the timing of approval of any submission, changes in public policy or legislation, commercialization plans and timelines, if oral sulopenem is approved, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the sufficiency of the Company’s cash resources and the Company’s ability to continue as a going concern, the Company’s ability to maintain listing on the Nasdaq Capital Market, risks and uncertainties concerning the outcome, impact, effects and results of the Company’s pursuit of strategic alternatives, including the terms, timing, structure, value, benefits and costs of any strategic process and the Company’s ability to complete one, whether on attractive terms or at all, the price of the Company’s securities, the expected use of proceeds from the Rights Offering and other risks and uncertainties discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 filed with the SEC, and other documents filed with the SEC from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this press release. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Investor Contact:

Judy Matthews

Chief Financial Officer

312-778-6073

IR@iterumtx.com